UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2011
Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey	07001

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (732) 499-7200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 14, 2011, Northfield Bank assumed all of the deposits and acquired substantially all of the assets of First State Bank, a New Jersey State-chartered bank, from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for First State Bank, pursuant to the terms of the Purchase and Assumption Agreement, Whole Bank, All Deposits, dated October 14, 2011, between Northfield Bank and the FDIC, as receiver (the “Agreement”). A copy of the Agreement is filed as an exhibit to this Current Report.
Northfield Bank assumed approximately $188.6 million in liabilities including approximately $188.3 million in deposits and acquired approximately $185.0 million in assets, including approximately $132.8 million in loans. The loans acquired by Northfield Bank principally consist of commercial loans and commercial real estate loans. The above amounts are subject to change based on the final settlement with the FDIC. Northfield did not purchase $5.6 million in SBA Loans, and $5.9 million in other loans which were retained by the FDIC.
Deposits were acquired at no premium and assets acquired were purchased at a discount of $46.9 million to value stated at July 27, 2011. The Agreement contained no loss-share provisions with the FDIC.
Item 2.01: Completion of Acquisition or Disposition of Assets
The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.
Item 7.01 Regulation FD Disclosure
Northfield Bancorp, Inc. issued a press release announcing the acquisition on October 14, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
To the extent that financial statements are required by this Item, such financial statements will be filed by amendment to this Current Report no later than December 30, 2011.
(b) Pro Forma Financial Information
To the extent that pro forma financial information is required by this Item, such information will be filed by amendment to this Current Report no later than December 30, 2011.
(c) Not Applicable.
(d) Exhibits

Exhibit No.	Exhibit
2.1	Purchase and Assumption Agreement — Whole Bank; All Deposits, among the Federal Deposit Insurance Corporation and Northfield Bank dated as of October 14, 2011

99	Press Release dated October 14, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: October 19, 2011	By:	/s/ Steven M. Klein
Steven M. Klein
Chief Financial Officer and Chief Operating Officer

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